Exhibit 10.3

FREEDOM 20, INC. (the “Corporation”)

STOCK SUBSCRIPTION

February 14, 2007

SECTION 1. SUBSCRIPTION

The undersigned hereby subscribes to 1 share of common stock (“Shares”) of the Corporation, a Delaware corporation and agrees to transfer to the Corporation in consideration for the Shares cash in the amount of $1.00.

SECTION 2. PAYMENT OF CONSIDERATION

The consideration for the Shares shall be paid to the Corporation upon the acceptance of this subscription and a call for payment of consideration. After payment of the consideration, a certificate for the Shares shall be issued to the undersigned as fully paid and nonassessable.

SECTION 3. REPRESENTATIONS AND WARRANTIES

The undersigned represents and warrants that the undersigned is purchasing the Shares for investment and not with a view to distribution.

SECTION 4. SECURITIES LAWS

The undersigned understands that the Shares have not been registered under the Securities Act of 1933 in reliance upon an exemption from registration. The undersigned also understands that the Shares must be held indefinitely, unless they are later registered under the Securities Act of 1933 or unless an exemption from registration is otherwise available, and that the Corporation has no obligation to register the Shares. The undersigned agrees that the Shares will not be offered, sold, transferred, pledged, or otherwise disposed of without registration under the Securities Act of 1933 and applicable state securities laws or an opinion of counsel acceptable to the Corporation that such registration is not required.

SECTION 5. LEGEND

The undersigned understands and agrees that the Certificate for the Shares shall bear a legend that the Shares shall not be offered, sold, transferred, pledged, or otherwise disposed of without registration under the Securities Act of 1933 and applicable state securities laws or an opinion of counsel acceptable to the Corporation that such registration is not required.

Fluid Audio Networks, Inc.

By: ____________________________________
Justin Beckett
CEO

The foregoing Stock Subscription is hereby accepted by the Corporation.

Freedom 20, Inc.

By: ____________________________________
Virginia K. Sourlis
President

DATED: February 14, 2007